Third Quarter 2012 Earnings Release October 23, 2012 Exhibit 99.1

3-WAY
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VALVE #2
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IDEX

Agenda

• Strategic Plan Summary (2013 – 2015)
• Capital Allocation
• Q3 2012 Summary
• 2012 Segment Performance
Fluid & Metering
Health & Science
Fire & Safety / Diversified
• 2012 Guidance Update
• Q&A

IDEX Proprietary & Confidential Replay Information Dial toll–free: 855.859.2056 International: 404.537.3406 Conference ID: #40918415 Log on to: www.idexcorp.com 3

IDEX Proprietary & Confidential
Cautionary Statement Under the Private Securities
Litigation Reform Act
This presentation and discussion will include forward-looking statements.
Our actual performance may differ materially from that indicated or suggested by any such statements.  There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

IDEX Proprietary & Confidential
1. Focus on accelerating organic growth close to the core
– Platform Strategy
– Better alignment to end markets and regions with GDP+ growth
– Invest in Business Development and Product Management teams & NPD
2. Improve execution around core customers & products
– Drive OTD, lead-time, cost and quality improvements
– Reduce complexity through business segmentation and simplification
3. Improve capital deployment
– Strategic M&A (to bolster our Platform growth strategies)
– Share repurchases when advantageous
Strategic Plan Summary (2013 – 2015)

Consistently deliver double digit earnings growth, exceptional cash conversion and superior return on invested capital.
Objective
Strategy
To build global platforms and defensible niches in attractive, highly engineered markets where we can create a leadership
position and successfully apply the IDEX Operating Model.

IDEX Proprietary & Confidential
• M&A market presents attractive
growth and ROIC for assets that fulfill
IDEX’s strategic priorities
Capital Allocation

•
IDEX balance sheet and strong cash generation enables strong & consistent total shareholder returns
•
Over $1.5B to allocate over the next 3 years
– Organic investments = always top priority
– Dividend = consistent payout ~30% of earnings
– Acquisitions = will continue to use majority of excess capacity…….continued disciplined approach
– Share repurchases = will repurchase minimum of 1-2% of outstanding shares annually…..with the ability to flex higher as management deems valuation is attractive relative to DCF intrinsic value
• M&A market pricing results in lower than
acceptable ROIC returns
• IDEX is trading at significant discount to
intrinsic value
Bias Towards M&A
Bias Towards Share Repurchase

IDEX Proprietary & Confidential
Total Revenue
Operating Margin* Free Cash Flow
EPS*
IDEX Q3 2012 Financial Performance
Continued growth, margin expansion and strong cash flow in a volatile market

* EPS / Op Margin data adjusted for $7.1M restructuring expense (2012) and $2.9M restructuring expense and $12.8M CVI inventory step-up expense (2011)
Q3 2011 benefited
from CEO costs and
tax true-up
Organic: 1% growth
flat year over year 7% growth
7% decline
$0.00
$1.00
Q3
$0.71
$0.66
2011
2012
$0
$250
$500
Q3
$477
$480
2011
2012
15%
16%
17%
18%
19%
20%
Q3
18.3%
18.3%
2011
2012
$50
$70
$90
Q3
$86
$92
2011
2012

IDEX Proprietary & Confidential
Fluid & Metering
Productivity and strong execution generated margin expansion of 130 bps

Q3 Sales Mix: Organic -1%
Acquisition -%
Fx -3%
Total                                                             -4%
Q3 Summary:
Energy and Ag markets strong in NA
Chemical project activity has slowed
Water municipal recovery could push beyond 2013
Excellent operational execution and productivity
Q4 market environment will remain challenged; expecting continued slower markets in Europe and Asia
Total Orders Total Revenue
Operating  Margin*
Organic: 1% decline
130 bps expansion
Organic: 3% growth
* Op Margin data adjusted for restructuring expense
$0
$100
$200
$300
Q3
$197
$198
2011 2012
$0
$100
$200
$300
Q3
$206
$198
2011 2012
10%
15%
20%
25%
Q3
20.1%
21.4%
2011 2012

IDEX Proprietary & Confidential
Health & Science
Operating Margins of 17.3% up 70 bps sequentially

Q3 Sales Mix: Organic -4%
Acquisition +7%
Fx -1%
Total                                                             +2%
Q3 Summary:
Optics & Photonics backlog improving
Backlog reduction of $10M due to softness in MPT (Capital Equipment) and
HST Industrial
Completed Matcon acquisition (part of MPT platform)
Scientific Fluidics leveled out, Q4 comps are favorable
* Op Margin data adjusted for restructuring expense (2012 and 2011) and CVI inventory step-up expense (2011)
Total Orders Total Revenue
Operating  Margin*
Organic: 4% decline
150 bps contraction
Organic: 9% decline
$0
$100
$200
$300
Q3
$171
$166
2011 2012
$0
$100
$200
$300
Q3
$173
$176
2011 2012
10%
15%
20%
25%
Q3
18.8%
17.3%
2011 2012

IDEX Proprietary & Confidential
Fire & Safety/Diversified
Tremendous performance across all of the diversified businesses

Q3 Sales Mix: Organic +13%
Acquisition -%
Fx -3%
Total                                                             +10%
Q3 Summary:
North American Fire markets stabilized, restructuring activities completed by year end and will generate benefit in FY13
Rescue experiencing delays in China resulting from provincial elections
Dispensing domestic markets improving, continued strength in emerging markets while European markets are uncertain
Op margins are up 360 bps driven by structural cost actions, productivity and volume leverage
* Op Margin data adjusted for restructuring expense
Total Orders Total Revenue
Operating  Margin*
Organic: 13% growth
360 bps expansion
Organic: 7% decline
$0
$50
$100
$150
Q3
$112
$101
2011 2012
$0
$50
$100
$150
Q3
$99
$108
2011 2012
10%
20%
30%
Q3
21.2%
24.8%
2011
2012

IDEX Proprietary & Confidential
Outlook: 2012 Guidance Summary
FY 2012
EPS estimate range:  $2.65 – $2.70
Organic revenue growth ~ 3%
Positive acquisition impact ~ 5%
Operating margin ~ 18.5%
Negative Fx impact ~ 2% to sales (at September 30
th
rates)
Other modeling items
Tax rate ~ 30%
Cap Ex ~ $38M
Free Cash Flow will significantly exceed net income
Continued opportunistic share repurchases
EPS estimate excludes future restructuring, acquisitions and acquisition–related costs and charges

IDEX Proprietary & Confidential Q&A 12